Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Country
Agridzaar Limited	Cyprus
Airgare Limited	England/Wales
AlcoTec Wire Corporation	Delaware
Alloy Rods Global Inc.	Delaware
Allweiler A/S	Norway
Allweiler Belgium SA	Belgium
Allweiler Finland Oy AB	Finland
Allweiler GmbH	Germany
Allweiler Group GmbH	Germany
Anderson Group Inc.	Delaware
AS ESAB	Norway
Austcold Refrigeration Pty Limited	Australia
Baric Holdings Limited	England/Wales
Baric Systems Limited	England/Wales
Baric Systems Middle East Limited	England/Wales
Brunner Corporation	Panama
Buffalo Forge SA de CV	Mexico
Canadian Chemical Cleaning Services Inc.	Canada
CAST Limited	England/Wales
CAST Resources Limited	England/Wales
Cecil Holdings Limited	England/Wales
Central Mining Finance Limited	England/Wales
Charter Central Finance Limited	England/Wales
Charter Central Services Limited	England/Wales
Charter Consolidated Financial Services Limited	England/Wales
Charter Consolidated Holdings Limited	England/Wales
Charter Consolidated Limited	England/Wales
Charter Industries Limited	England/Wales
Charter International Jersey Funding Limited	Jersey
Charter International Limited	Jersey
Charter Limited	England/Wales
Charter Overseas Holdings Limited	England/Wales
Chartertop Limited	Ireland
Clarus Fluid Intelligence, LLC	Alaska
CLFX Europe Finance Ltd	England/Wales
CLFX Netherlands Finance CV	Netherlands
CLFX Sub Holding LLC	Delaware
CLFX Sub Ltd	England/Wales
CLFX Sweden CV	Netherlands
Colfax (Weihai) Pump Co., Ltd	China
Colfax (Wuxi) Pump Company Limited	China
Colfax do Brasil - Produtos e Servicos Para Fluidos Ltda	Brazil
Colfax Fluid Handling Holding BV	Netherlands
Colfax Fluid Handling LLC	Delaware

Colfax Group GmbH	Germany
Colfax IMO Pompes	France
Colfax Jersey Finance Limited	Jersey
Colfax Netherlands Holding BV	Netherlands
Colfax Pompe SpA	Italy
Colfax Pumpen GmbH	Germany
Colfax UK Finance Limited	England/Wales
Colfax UK Holdings Limited	England/Wales
Comercializadora de Electrodos Venezuela COMELVEN C.A.	Venezuela
Conarco Alambres y Soldaduras SA	Argentina
Condor Equipamentos Industriais Ltda	Brazil
Constellation Pumps Corporation	Delaware
Davidson Group Limited	Jersey
Distribution Mining & Equipment Company, LLC	Delaware
Ember Overseas Holdings Limited	England/Wales
EMSA Holdings Inc.	Delaware
Engart Fans Limited	England/Wales
ESAB (Australia) Pty Ltd	Australia
ESAB (Malaysia) SDN BHD	Malaysia
ESAB AB	Sweden
ESAB Africa Welding and Cutting (Proprietary) Limited	South Africa
ESAB AG	Switzerland
ESAB ApS	Denmark
ESAB Argentina SA	Argentina
ESAB Asia/Pacific Pte. Limited	Singapore
ESAB Bulgaria EAD	Bulgaria
ESAB CentroAmerica SA	Panama
ESAB Chile SA	Chile
ESAB Colombia SAS	Colombia
ESAB Comercio e Industria de Soldadura Lda	Portugal
ESAB Comercio e Servicos de Soldagem Ltda	Brazil
ESAB Cutting & Welding Automation (Shanghai) Co Limited	China
ESAB Cutting Systems GmbH	Germany
ESAB CZ, s.r.o. člen koncernu	Czech Republic
ESAB Equipment & Machinery Manufacturing (Zhangjiagang) Co Limited	China
ESAB Europe GmbH	Switzerland
ESAB Europe Holdings Limited	Ireland
ESAB Finance BV	Netherlands
ESAB France SAS	France
ESAB GesmbH	Austria
ESAB GmbH	Germany
ESAB Group (Ireland) Limited	Ireland
ESAB Group (UK) Limited	England/Wales
ESAB Group BV	Netherlands
ESAB Group Canada Inc.	Canada
ESAB Group Russia Limited	England/Wales
ESAB Holdings Limited	England/Wales
ESAB Iberica SA	Spain
ESAB India Limited	India
ESAB Industria e Comercio Ltda	Brazil

ESAB International Aktiebolag	Sweden
ESAB Investments Sp. z o.o.	Poland
ESAB Kazakhstan LLC	Kazakhstan
ESAB Kft	Hungary
ESAB KK	Japan
ESAB Limited Liability Company	Russian Federation
ESAB Mexico SA de CV	Mexico
ESAB Middle East FZE	United Arab Emirates
ESAB Middle East LLC	United Arab Emirates
ESAB Nederland B.V.	Netherlands
ESAB Participacoes Ltda	Brazil
ESAB Pensions Limited	England/Wales
ESAB Perstorp AB	Sweden
ESAB Polska Sp. z o.o.	Poland
ESAB Romania Trading SRL	Romania
ESAB Russia BV	Netherlands
ESAB Russia Limited	England/Wales
ESAB Saldatura SpA	Italy
ESAB SeAH Corporation	Republic of Korea
ESAB SeAH Welding Products (Yantai) Co. Limited	China
ESAB Slovakia sro	Slovakia
ESAB Sp. z.o.o.	Poland
ESAB Sverige Aktiebolag	Sweden
ESAB Sweden Holdings AB	Sweden
ESAB Technology Limited	England/Wales
ESAB Terni Srl	Italy
ESAB Ukraine LLC	Ukraine
ESAB VAMBERK, s.r.o., člen koncernu	Czech Republic
ESAB Welding & Cutting Products (Shanghai) Co Limited	China
ESAB Welding Products (Jiangsu) Co Limited	China
ESAB Welding Products (Weihai) Co Limited	China
ESAB-Hancock GmbH e.V.	Germany
ESAB-Mor Welding Kft	Hungary
Eutectic do Brasil Ltda	Brazil
Evrador Trading Limited	Cyprus
Exelvia (Bermuda) Limited	Bermuda
Exelvia Company	England/Wales
Exelvia Cyprus Limited	Cyprus
Exelvia France SAS	France
Exelvia Group India BV	Netherlands
Exelvia Group South America BV	Netherlands
Exelvia Holding Limitada	Brazil
Exelvia Holdings BV	Netherlands
Exelvia International Holdings BV	Netherlands
Exelvia Investments Limited	England/Wales
Exelvia Ireland	Ireland
Exelvia Netherlands BV	Netherlands
Exelvia Overseas Limited	England/Wales
Exelvia Properties Limited	England/Wales
Exelvia South America BV	Netherlands

Fairmount Automation, Inc.	Pennsylvania
Fan Group Inc.	Delaware
Flakt Solyvent – Ventec SAS	France
Flakt Solyvent SL	Spain
Flakt Woods Fans (Australia) Pty Ltd	Australia
HCL Pension Trustee Limited	England/Wales
HD Engineering Limited	Hong Kong
HE Deutschland Holdings GmbH	Germany
Hobart Overseas Holdings Limited	England/Wales
Hobart Place Investments Limited	Scotland
Houttuin BV	Netherlands
Howden Africa (Proprietary) Limited	South Africa
Howden Africa Holdings Limited	South Africa
Howden Air & Gas India Private Limited	India
Howden Alphair Ventilating Systems Inc.	Canada
Howden American Fan Company	Delaware
Howden Australia Pty Limited	Australia
Howden BC Compressors	France
Howden Burton Corblin Asia Limited	Hong Kong
Howden Chile SpA	Chile
Howden CKD Compressors s.r.o	Czech Republic
Howden Compressors Limited	Scotland
Howden Compressors, Inc.	Delaware
Howden Covent Fans Inc.	Canada
Howden Denmark ApS	Denmark
Howden Donkin (Proprietary) Limited	South Africa
Howden Engineering (SE Asia) Limited	Hong Kong
Howden Engineering Limited	Scotland
Howden Group BV	Netherlands
Howden Group Limited	England/Wales
Howden Group Netherlands BV	Netherlands
Howden Group South Africa Limited	South Africa
Howden Holdings ApS	Denmark
Howden Holdings BV	Netherlands
Howden Holdings Limited	England/Wales
Howden Hua Engineering Company Limited	China
Howden International Holdings BV	Netherlands
Howden Investments Limited	Jersey
Howden Limited Liability Company	Russian Federation
Howden Mexico Calentadores Regenerativos SRL de CV	Mexico
Howden Middle East FZE	United Arab Emirates
Howden Netherlands B.V.	Netherlands
Howden North America Inc.	Delaware
Howden Sirocco Group Limited	Scotland
Howden South America Ventiladores e Compressores Industria e Comercio Ltda	Brazil
Howden Spain SL	Spain
Howden Taiwan Company Limited	Taiwan
Howden Thomassen Australasia Pty Ltd	Australia
Howden Thomassen Comercio E Servicos de Compressores do Brasil Ltda	Brazil
Howden Thomassen Compressors BV	Netherlands

Howden Thomassen Compressors India Private Ltd	India
Howden Thomassen Far East Pte Ltd	Singapore
Howden Thomassen Korea Co. Ltd	Republic of Korea
Howden Thomassen Middle East FZCO	United Arab Emirates
Howden Thomassen Service Europe BV	Netherlands
Howden Thomassen Venezuela CA	Venezuela
Howden Turbowerke GmbH	Germany
Howden UK BV	Netherlands
Howden UK Limited	Nothern Ireland
Howden Ventilatoren GmbH	Germany
Howden Water Technology A/S	Denmark
Howden Water Technology Inc.	Delaware
I/S Susaa	Denmark
IMO AB	Sweden
Imo Holdings, Inc.	Delaware
Imo Industries (Canada) Inc.	Canada
Imo Industries Inc.	Delaware
Imovest Inc.	Delaware
Inmobiliaria Tepalcapa SA de CV	Mexico
Interamic (Netherlands) B.V.	Netherlands
James Howden & Company Limited	Scotland
James Howden & Godfrey Overseas Limited	Scotland
James Howden (Thailand) Limited	Thailand
James Howden Holdings Limited	South Africa
L&T Howden Private Ltd	India
LSC Lubrication Systems Company (Beijing) Co., Ltd	China
Lubritech America, LLC	Texas
Lubritech Argentina, S.R.L	Argentina
Lubritech Caribbean, LTD	Trinidad and Tobago
Lubritech do Brasil Servicos de Lubrificacao Ltda.	Brazil
Lubritech Peru, S.A.C.	Peru
Lubritech Venezuela, C.A.	Venezuela
Macromax Corporation	Panama
Magnus Ireland	Ireland
Margarita SA	Argentina
Mining Machines Limited	Scotland
Murex Welding Products (Ireland) Limited	Ireland
Novenco Aerex Limited	England/Wales
NV ESAB	Belgium
OOO ESAB	Russian Federation
OOO ESAB Tyumen	Russian Federation
Oy ESAB	Finland
OZAS-ESAB Sp. z o.o.	Poland
PD-Technik Ingenieurbüro GmbH	Germany
Portland Valve LLC	Delaware
PT Esabindo Pratama	Indonesia
PT Karya Yasantara Cakti	Indonesia
Rosscor Asia Pte Ltd	Singapore
Rosscor B.V.	Netherlands
Rosscor Malaysia Sdn Bhd	Malaysia

SAS Howden France	France
SES International B.V.	Netherlands
Shand Holdings, Inc.	Delaware
Shawebone Holdings Inc.	Delaware
SIAM ESAB Welding & Cutting Limited	Thailand
Sicelub Colombia, LTDA	Colombia
Sicelub Ecuador S.A.	Ecuador
Sicelub Iberico, S.L.	Spain
Sicelub Italy S.R.L.	Italy
Sicelub, S.A. de C.V	Mexico
Sistemas Centrales de Lubricación, S.A.P.I. de C.V.	Mexico
Soldaduras Megriweld S.A.S.	Colombia
Soldaduras West Arco S.A.S.	Colombia
Soldex Holdings I LLC	Delaware
Soldex Holdings II LLC	Delaware
Soldex LLC	Delaware
Soldex S.A.	Peru
Soluciones Venezolanas en Soldaduras SOLVENSOL C.A.	Venezuela
Solyvent Do Brasil Ventiladores Industriais Ltda	Brazil
Solyvent Flakt (India) Private Ltd	India
Solyvent Flakt AB	Sweden
Solyvent Flakt Oy	Finland
Sychevsky Electrode Plant	Russian Federation
The British South Africa Company	England/Wales
The Central Mining & Investment Corporation Limited	England/Wales
The ESAB Group Inc.	Delaware
TLT Babcock Europe Kft.	Hungary
TLT Babcock India Private Limited	India
Total Lubrication Management Company	Delaware
Tushaco Pumps Private Limited	India
Van Dam Machine GmbH Vertieg Deutschland	Germany
Ventilation Holding France SAS	France
Warren Pumps LLC	Delaware
Weldcure Limited	England/Wales
Wuxi Romar Heavy Industry Automatic Equipment Co. Limited	China
York Investments Limited	Bermuda
Zao ESAB SVEL	Russian Federation